UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 1, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               Parke Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                    333-122406                65-1241959
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
 of incorporation)                                        Identification Number)


601 Delsea Drive, Washington Township, New Jersey                 08080
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (856) 256-2500
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_]  Written communications pursuant to Rule 425 under the Securities Act
     [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                               PARKE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                             Section 8-Other Events

Item 8.01.  Other Events.

         Parke Bancorp, Inc. is a corporation incorporated in January 2005 under New Jersey law for the purpose of becoming a holding company of Parke Bank (the "Bank"). Parke Bancorp, Inc.'s principal executive office is located at 601 Delsea Drive, Washington Township, New Jersey 08080, and its telephone number at that address is (856) 256-2500. Parke Bancorp, Inc. is currently a non-operating, shell corporation. Under the Plan of Acquisition adopted by the Bank (the "Plan"), the Bank would form a holding company (the "Bank Holding Company Formation"). Upon the completion of the Bank Holding Company Formation, the Bank would become a wholly-owned subsidiary of Parke Bancorp, Inc. and each shareholder and warrant holder of the Bank would become a shareholder and warrant holder of Parke Bancorp, Inc. with the same respective ownership interest as presently held in the Bank. Immediately after consummation of the Bank Holding Company Formation, it is expected that Parke Bancorp, Inc. will not engage in any business activity other than to hold all of the stock of the Bank. It is anticipated, however, that Parke Bancorp, Inc. in the future will begin to explore the feasibility of other investment opportunities, including possible diversification through acquisitions and mergers, although no specific future plans are being considered at this time.

         The Bank Holding Company Formation was approved by stockholders of the Bank at a meeting held on May 10, 2005 and was consummated on June 1, 2005, at which time the Bank became a wholly-owned subsidiary of Parke Bancorp, Inc. A copy of the press release announcing completion of the bank holding company formation is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

         The common stock, par value $.10 per share, of Parke Bancorp, Inc. is deemed registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") in accordance with Rule 12g-3(a) under the Exchange Act because the common stock of the Bank was previously registered pursuant to
Section 12(g) of the Exchange Act. Consequently, the Bank will no longer file periodic and other reports with the Federal Deposit Insurance Corporation ("FDIC") pursuant to the Exchange Act. Such reports and other documents will now be filed by Parke Bancorp, Inc. with the SEC and available at the SEC's website at www.sec.gov.
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

                   Section 9-Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

         (c)Exhibits:

               3(i) Certificate of Incorporation of Parke Bancorp, Inc.* 3(ii) Bylaws of Parke Bancorp, Inc.*
               4.1  Common stock certificate of Parke Bancorp, Inc.*
               4.2  Common stock purchase warrant of Parke Bancorp, Inc.*
               99   Press Release dated June 1, 2005

_________________

     *Incorporated by reference to the Registration Statement on Form S-4 of Parke Bancorp, Inc. (File No. 333-122406).


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    PARKE BANCORP, INC.


Date: June 1, 2005                  By:    /s/Ernest D. Huggard
                                           -------------------------------------
                                           Ernest D. Huggard
                                           Senior Vice President/Chief Financial
                                           Officer
                                           (Duly Authorized Representative)



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